CHANGE IN TERMS AGREEMENT

Borrower:	Flurida Group, Inc. 24412 South Main Street, Suite 105 Carson, CA 90745	**Lender:**	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

Principal Amount: $4,000,000.00 **Date of Agreement: July 20, 2012**

DESCRIPTION OF EXISTING INDEBTEDNESS. The Promissory Note dated May 25, 2011 for Loan Number 3001523 in the original Principal Amount of $2,000,000.00, along with any and all subsequent Change In Terms Agreements.

DESCRIPTION OF COLLATERAL. Borrower acknowledges this Change in Terms Agreement is secured by the following collateral described in the security instruments listed herein:

All Inventory, Deposit Accounts, Chattel Paper, Accounts, Equipment and General Intangibles, described in a **Commercial Security Agreement dated May 25, 2011.**

DESCRIPTION OF CHANGE IN TERMS. The **Maturity date** of the Note is hereby extended from July 10, 2012 to **July 10, 2014.**

The Principal Amount of the Note is hereby increased to **Four Million and No/100 Dollars. ($4,000,000.00)**

The sections entitled **"PAYMENT"** is hereby amended and restated as follows:

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

Maximum aggregate amount that may be outstanding under all sub-limits (items 1 through 3); **$4,000,000.00.**

Maximum aggregate amount that may be outstanding under Direct Debt sub-limit (item 3); **$4,000,000.00:**

(1) Up to **$2,000,000.00** for issuance of **Sight Letters of Credit (LC)** with expiration date not to exceed **90 days** from date of issuance.

(2) Up to **$2,000,000.00** for issuance of **Standby Letters of Credit (SBLC)** with expiration date not to exceed **one year** from date of issuance.

(3) Up to **$4,000,000.00** for **Clean Advance** of up to **365 days.**

Interest accrued on amounts advanced shall be due and payable on the twenty-fifth (25th) day of each month commencing with the first (1st) month after the date of advance. The outstanding principal balance of this note together with all accrued and unpaid interest and all other amounts due hereunder, shall be due and payable on **July 10, 2014 (the Maturity date).**

Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

FLURIDA GROUP, INC.

By: Jian Feng Ding, President/CEO of Flurida Group, Inc.

By: Yaru Huang, CFO/Treasurer of Flurida Group, Inc.

MODIFICATION TO THE LOAN AGREEMENT

Borrower:	Flurida Group, Inc. 24412 South Main Street, Suite 105 Carson, CA 90745	**Lender:**	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

This MODIFICATION TO THE LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement dated **May 25, 2011 for Loan #3001523**, and executed in connection with a loan or other financial accommodations between Lender and Borrower.

The section entitled **"Financial Statement"** is hereby amended and restated as follows:

Interim Statements. As soon as available, but in no event later than **forty-five (45) days** after the end of each **quarter**, Borrower shall provide Lender with balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the period ended, prepared **by Borrower** satisfactory to Lender.

Quarter Agings. Within **forty-five (45) days**, or sooner, after the end of each **quarter**, Borrower shall provide Lender with a listing and aging by invoice date of all accounts receivable and all accounts payable in detailed format acceptable to Lender.

Annual Agings. Within **one hundred twenty (120) days**, or sooner, after the end of each fiscal **year**, Borrower shall provide Lender with a listing and aging by invoice date of all accounts receivable and all accounts payable in detailed format acceptable to Lender.

Quarter Inventory. Within **forty-five (45) days**, or sooner, after the end of each **quarter**, Borrower shall provide Lender with a listing of inventory in detailed format acceptable to Lender.

Annual Inventory. Within **one hundred twenty (120) days**, or sooner, after the end of each fiscal **year**, Borrower shall provide Lender with a listing of inventory in detailed format acceptable to Lender.

Guarantor Annual Statements. Annually, Borrower shall provide Lender with the financial statement of each Guarantor certified by such Gurantor to be true and correct no later than **February 15th**.

Annual Statements. As soon as available, but in no event later than **one hundred twenty (120) days** after the end of each fiscal year, Borrower shall provide Lender with Borrower's balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the year ended, **audited** a certified public accountant satisfactory to Lender.

Tax Returns. Within ten (10) days of filing, Borrower shall provide Lender with a signed copy of the Federal Income Tax Return of Borrower together with K-1's and all other schedules pertaining to the Tax Return, or a signed copy of each of the Request for Tax Return Extensions. Tax returns are to be provided no later than **nine (9) months** after the fiscal year end.

Guarantor Tax Returns. Within ten (10) days of filing, Borrower shall provide Lender with a signed copy of the Federal Income Tax Return of each Guarantor together with K-1's and all other schedules pertaining to the Tax Return, or a signed copy of each of the Request for Tax Return Extension. Tax returns are to be provided no later than **October 31st.**

The section entitled **"Line Usage"** is hereby amended and restated as follows:

LINE USAGE. Maximum aggregate amount that may be outstanding under all sub-limits (items 1 through 3); **$4,000,000.00.**

Maximum aggregate amount that may be outstanding under Direct Debt sub-limit (item 3): **$4,000,000.00:**

(1) Up to **$2,000,000.00** for issuance of **Sight Letters of Credit (LC)** with expiration date not to exceed **90 days** from date of issuance.

(2) Up to **$2,000,000.00** for issuance of **Standby Letters of Credit (SBLC)** with expiration date not to exceed **one year** from date of issuance.

(3) Up to **$4,000,000.00** for **Clean Advance** of up to **365 days.**

THIS MODIFICATION TO THE LOAN AGREEMENT IS EXECUTED AS OF JULY 20, 2012.

BORROWER:

FLURIDA GROUP, INC.

By: [signature]
Jian Feng Ding, President/CEO

BY: Yaru Huang
Yaru Huang, CFO/Treasurer

LENDER:

EAST WEST BANK

By:______________________
Authorized Officer.